SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  [  X  ]
Filed by a Party other than the Registrant  [     ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement         [  ] Confidential, for Use of the
                                                Commission only (as
[ X ]  Definitive Proxy Statement               permitted by Rule 14a-6(e)(2)
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               Power Spectra, Inc.
               ---------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                               Power Spectra, Inc.
               ---------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

[ X ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1) or
      14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[   ] $500 per each party to the  controversy  pursuant to  Exchange  Act
      Rule  14a-6(i)(3).
[   ] Fee  computed on table below per  Exchange  Act
      Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------
      (5) Total fee paid:
          ----------------------------------------------------------------------

[   ] Fee paid previously with preliminary materials:

[   ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid: N/A
      (2) Form, Schedule or Registration Statement No.: N/A
      (3) Filing Party: N/A
      (4) Date Filed: N/A

                               POWER SPECTRA, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 7, 1996


TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Power Spectra, Inc., a California corporation (the "Company"), will be held on Friday, June 7, 1996 at 10:00 a.m., local time, at the Sunnyvale Hilton, 1250 Lakeside Drive, Sunnyvale, California (telephone (408)738-4888) for the following purposes:

     1. To elect the following nominees to serve as directors for the ensuing year and until their successors are elected: Drury J. Gallagher, Michael I. Gamble, James A. Glaze, John Hewitt, Jr., Gene J. Kennedy, John W. Pauly, Gordon H. Smith and Richard A. Williams.

     2.   To  approve  the  Company's  1996 Stock  Plan and the  reservation  of
          1,500,000   shares  of  the   Company's   Common  Stock  for  issuance
          thereunder.

     3. To approve an increase in the number of shares of Common Stock issuable under the Company's 1992 Director Option Plan by 170,000 shares.

     4. To ratify the appointment of Grant Thornton LLP as independent auditors for the Company for the fiscal year ending December 31, 1996.

     5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on April 17, 1996, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

         All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may revoke your proxy at any time before it has been voted, and if you attend the meeting you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/ MICHAEL I. GAMBLE
                                           ------------------------------------
                                           Michael I. Gamble
                                           President and Chief Executive Officer
Sunnyvale, California
April 30, 1996

                               POWER SPECTRA, INC.

                                 PROXY STATEMENT
                     FOR 1996 ANNUAL MEETING OF SHAREHOLDERS

                             ----------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed Proxy is solicited on behalf of the Board of Directors of Power Spectra, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Friday, June 7, 1996 at 10:00 a.m., local time, or at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Sunnyvale Hilton, 1250 Lakeside Drive, Sunnyvale, California (telephone (408)738-4888). The Company's executive offices are located at 919 Hermosa Court, Sunnyvale, California 94086, and the Company's telephone number at that address is (408) 737-7977.

     These proxy solicitation materials were mailed on or about April 30, 1996 to all shareholders entitled to vote at the Annual Meeting.

Record Date and Share Ownership

     Shareholders of record at the close of business on April 17, 1996 (the "Record Date") are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. At the record date, 16,000,096 shares of the Company's Common Stock were issued and outstanding and held by approximately 727 shareholders of record. The only person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock is the Travelers Group, and affiliated entities, which owned approximately 17% of the Company's Common Stock.

     Also at the close of business on the Record Date, 799 shares of the Company's Series A Preferred Stock were issued and outstanding and held by 14 shareholders of record and 1,153 shares of the Company's Series B Preferred Stock were issued and outstanding and held by 27 shareholders of record. The only persons known by the Company to be the beneficial owners of more than 5% of the Company's Preferred Stock were First Interstate, Custodian for the benefit of the James Ermet Halden Trust (19.2%, on an as-converted to Common Stock basis), David J. Holmgren (18.5%), and the estate of John C. Cahill (11.1%).

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

      Each holder of Common Stock has one vote for each share of Common Stock held. Each holder of Preferred Stock of the Company has the right to vote the number of shares of Common Stock into which a share of Preferred Stock is convertible, such number of shares of Common Stock being 816 in the case of the Series A Preferred Stock of the Company and 1,280 in the case of the Series B Preferred Stock of the Company. Each shareholder voting in the election of directors may cumulate his or her votes, giving one candidate a number of votes equal to the number of directors to be elected (eight) multiplied by the number of votes to which the shareholder's shares are entitled, or distributing the shareholder's votes on the same principle among as many candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock (or Common Stock into which a share of Preferred Stock is convertible) has one vote.

     Shares represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of the Company's nominees as a director; (ii) FOR approval of the Company's 1996 Stock Plan and the reservation of 1,500,000 shares of Common Stock for issuance thereunder, (iii) FOR approval of an increase of 170,000 shares in the number of shares of Common Stock issuable under the 1991 Director Option Plan; and (iv) FOR ratification of the appointment of Grant Thornton, LLP as independent auditors. No business other than that set forth in the accompanying Notice of Annual Meeting of Shareholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with their best judgment on such matter.

     The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitations by directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for any such services.

Quorum; Abstentions; Broker Non-Votes

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date, determined on an as-converted basis. Shares that are voted "FOR,"
"AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this matter. Accordingly, abstentions will have the same effect as a vote against a proposal.

     Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

Deadline for Receipt of Shareholder Proposals

     Proposals of shareholders of the Company which are intended to be presented by such shareholder at the Company's 1997 Annual Meeting of Shareholders must be received by the Company no later than January 2, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy related to that Annual Meeting.



                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Nominees

     A board of eight directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's eight nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees for whom the proxy holders will vote will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.


     The names of the nominees, and certain information about them, are set forth below.



      Name of Nominee           Age*                        Principal Occupation                            Director Since
- ----------------------------------------- ----------------------------------------------------------------------------------
Michael I. Gamble                60       President and Chief Executive Officer of the Company                   April 1991
Richard A. Williams              71       Consultant                                                           October 1987
John Hewitt, Jr.                 67       Investment Advisor                                                    August 1989
Drury J. Gallagher               57       Investment Banker                                                      April 1990
John W. Pauly                    73       General, U.S. Air Force, Retired                                         May 1990
Gene J. Kennedy                  54       Consultant/Counselor                                                November 1990
Gordon H. Smith                  67       Chairman of the Board of the Company, Rear Admiral,                  January 1995
                                          US Navy, Retired
James A. Glaze                   58       Vice President of Industry Association                                  June 1995
- ---------------------------

*     As of April 17, 1996.

         Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There are no family relationships between any director, nominee for director, nominee for director or executive officer of the Company.

         Mr. Gamble joined the Company as Director in April 1991 and has served as the Company's President and Chief Executive Officer since that time. From 1991 until 1993 he also served as Chief Financial Officer of the Company. Prior to joining the Company, Mr. Gamble was with the Boeing Company for 24 years, where he was responsible for concept development, preliminary design and initial market assessment for advanced products and systems.

         Mr. Williams served as a technical staff manager of Ford Aerospace & Communications Corp., a manufacturer of satellites, from 1965 to 1982. Since 1982, following his retirement, he has been a consultant for Ford Aerospace, Loral Corp., and other high technology firms.

         Mr. Hewitt founded John Hewitt Investment Counsel, a financial counseling company, in 1962 and has served as its President for more than five years. He was a founding investor in Microwave Electronics Corporation which later became a division of Teledyne, Inc.

         Mr. Gallagher is an investment banker and a real estate syndicator. He is the general partner, operator and owner of twenty nursing homes in Pennsylvania. Mr. Gallagher has served as Executive Vice President and Treasurer of Penn-Med Consultants, Inc., a healthcare management services provider, since 1992. From 1986 to 1991, he served as Vice President of Pennsylvania Health and Nursing Care Corp. , the predecessor to Penn-Med Consultants. Since 1981, he has been the President of Global Gold Corporation (formerly Triad Energy Corporation), of which he is also a Treasurer and Chairman of the Board.

         General Pauly served as the Chairman of the Board and Chief Executive Officer of Systems Control Technology, Inc., a software company, from 1982 until his retirement in 1994. General Pauly is a consultant to the Army Science Board and was a participant in the National Research Council Study on strategic technologies in the Army.

         Mr. Kennedy has been in private practice related to organizational and individual counseling and psychotherapy since 1974. In 1981 he was a founding investor and Vice President of Beepers Northwest, Inc., a pager company which was later purchased by McCaw Cellular Communications.

         Admiral Smith served as an officer of Lockheed Missiles and Space Co., a space systems manufacturer, from 1988 to 1990. From 1990 to 1994, he served as President and Chief Executive Officer of Sargent Fletcher Company. From October to November 1995, he served as President and Chief Executive Officer of Sargent Fletcher, Inc., a military aircraft component manufacturer.

         Mr. Glaze joined the Board of Directors in June 1995. Since August, 1993, Mr. Glaze has served as a Vice President of the Semiconductor Industry Association. Prior to August 1993, Mr. Glaze was President of Imar Technology, Inc., a Laser technology developer.


Recommendation

         The Board of Directors recommends that shareholders vote FOR each of the Company's nominees for director.

Vote Required

         The eight nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

Executive Officers

         The current executive officers of the Company and their ages as of April 17, 1996 are as follows:


       Name               Age       Position
- -------------------------------------------------------------------------

Michael I. Gamble         60        President, Chief Executive Officer
Edward J. Lamb            48        Chief Financial Officer and Secretary

         All executive officers serve at the discretion of the Board of Directors.

         Mr. Lamb has served as Chief Financial Officer since October 1993, and as Secretary since November 1994. Prior to joining Power Spectra, he was Division Controller for Quantic Industries, Inc., a munitions manufacturer from August 1990 to February, 1992, and served as Finance Manager for CAE-Link Corporation, a flight simulation systems supplier from June 1988 to August 1990.


         See "Nominees," above, for background information on Mr. Gamble.


Security Ownership of Certain Persons

         The following table sets forth the beneficial ownership of Common Stock of the  Company  as of April 17,  1996 by (1) each  nominee  for  director,  (2)
Michael Gamble,  the Company's  Chief  Executive  Officer and the sole executive officer of the Company whose salary and bonus in 1995 exceeded $100,000, (3) all directors  and  executive  officers as a group and (4) each person  known by the
Company  to be the  beneficial  owner of more  than 5% of the  Company's  Common
Stock.


                                                             Shares of Common Stock Beneficially Owned(1)
                                              -----------------------------------------------------------------------------
                    Name                                 No. of Shares                        Percent of Total
- --------------------------------------------- -----------------------------------------------------------------------------
Entities Affiliated with                                   2,734,772                                    17.1%
Travelers Group, Inc.(2)
  388 Greenwich St.
  New York, NY 10013
Gene J. Kennedy(3)                                           451,963                                     2.8%
Drury J. Gallagher(4)                                        279,541                                     1.7%
John W. Pauly(3)                                             149,669                                     *
Michael I. Gamble(5)                                         133,707                                     *
Richard A. Williams(6)                                       135,373                                     *
John Hewitt, Jr.(3)                                          132,057                                     *
James A. Glaze                                                 8,486                                     *
Gordon H. Smith(7)                                            33,330                                     *
All directors and executive officers as a                  1,360,078                                     8.3%
group (9 persons)(8)
- ---------------------------

* Represents less than 1% of the total number of shares of Common Stock outstanding.
(1) Except as indicated below, the persons named in the table, to the Company's knowledge, have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.
(2) As reported in Amendment No. 1 to Schedule 13G filed by Travelers Group, Inc. on January 31, 1996. Includes shares held by Smith Barney Holdings, Inc. and Smith Barney Mutual Funds Management, Inc.
(3) Includes 30,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(4) Includes 4,560 shares owned by Mr. Gallagher's spouse, Catherine A. Gallagher, and 30,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(5) Includes 123,707 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(6) Includes 45,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(7) Includes 10,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date.
(8) Includes 298,707 shares issuable upon exercise of options exercisable within 60 days of the Record Date held by eight nominees for director, one of whom is also an officer, and 35,952 shares issuable upon exercise of options exercisable within 60 days of the Record Date held by one officer who is not a director or nominee for director. See also footnote (4) to this table.



         The  following  table sets forth the  beneficial  ownership of Series A
Preferred Stock and Series B Preferred Stock of the Company as of April 17, 1996
by (1) each nominee for director, (2) Michael I. Gamble, (3) each holder of 5% or more of the Series A Preferred Stock and Series B Preferred Stock and (4) all directors and executive officers as a group.



                                                                   Shares of Preferred Stock
                                                                     Beneficially Owned(1)
                                              ------------------------------------------------------------------
                    Name                                No. of Shares                  Percent of Class(2)
- --------------------------------------------- ------------------------------------------------------------------
Gene J. Kennedy                                             89                                4.7%
Michael I. Gamble                                           10(3)                             *
John Hewitt, Jr.                                            10                                *
Richard A. Williams                                         10                                *
First Interstate Bank, Custodian for the                   500                               19.2%
benefit of James Ermet Haldan Trust
PO Box 30100
Reno, Nevada 89560
David J. Holmgren                                          308(4)                            18.5%
30 White Birch Lane
Coscob, CT 06807
Estate of John C. Cahill                                   185(5)                            11.1%
284 President Avenue
Providence, RI 02906
All directors and executive officers as a                  129                                5.2%
group (9 persons)
- ---------------------------

* Represents less than 1% of the total number of shares of Preferred Stock outstanding.

(1) Except as noted below, the persons named in the table, to the Company's knowledge, have sole voting and investment power with respect to all shares of Preferred Stock shown as beneficially owned by them, subject to community property laws where applicable.
(2) Represents the percentage obtained by dividing the number of shares of Common Stock into which the shares of Series A Preferred Stock and Series B Preferred Stock held by the beneficial owner are convertible by the number of shares of Common Stock into which all outstanding shares of Series A Preferred Stock and Series B Preferred Stock are convertible.
(3) Represents shares owned jointly by Mr. Gamble and his spouse, Charlotte Anne Gamble.
(4) Includes 14 shares owned jointly by Mr. Holmgren and his spouse, Karen C. Holmgren.
(5) Does not include 5,000 shares held by each of Ann Catherine Cahill and Mary Elizabeth Cahill, Mr. Cahill's daughters.



Compliance with Section 16(a) of the Exchange Act

      Based solely on its review of the copies of Forms 3, 4 and 5 received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the fiscal year ended December 31, 1995, all filing requirements under Section 16(a) of the Securities Exchange Act applicable to its officers, directors and 10% shareholders were complied with, except that Admiral Smith and Mr. Glaze failed to file Form 3 reports on atimely basis upon joining the Board of Directors.

Board Meetings and Committees

      The Board of Directors of the Company held a total of six meetings during the fiscal year ended December 31, 1995 (the "Last Fiscal Year"). During the Last Fiscal Year, no director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and committees on which he served, if any.

      The Board has established an Audit Committee and a Compensation Committee. The Audit Committee consists of Messrs. Hewitt, Glaze, Gallagher and Williams. The Audit Committee recommends engagement of the Company's independent auditors and approves the services performed by such auditors and reviews and evaluates the Company's accounting policies and its systems of internal accounting controls. The Compensation Committee is comprised of Messrs. Gamble, Smith, Pauly and Kennedy. The Compensation Committee recommends to the Board of Directors the compensation of the Company's Chief Executive Officer and determines the compensation levels of the Company's other officers. The Audit Committee and the Compensation Committee held two meetings and four meetings in 1995, respectively. The Company does not have a Nominating Committee or a committee performing similar functions.

      As compensation for their service as directors, non-employee directors receive shares of the Company's Common Stock under the 1991 Director Stock Plan described below and the Director Option Plan, also described below. See "Employee and Director Benefit Plans."

Director Compensation

      During 1995, 13,380 shares of Common Stock were issued to each of the following directors pursuant to the 1991 Director Stock Plan: John Hewitt, Jr., Drury Gallagher, Richard Williams, John Pauly, and Gene Kennedy. Mr. Smith and Mr. Glaze received 8,785 shares and 2,941 shares, respectively, under such plan and Stuart J. Northrop, a former director of the Company, received 10,439 shares. Additionally, each Director is reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors. Admiral Smith is paid $1,500 per month as Chairman of the Board. He received $7,500 for such services in the Last Fiscal Year. His predecessor, Mr. Hewitt, received $10,500 for his services in the Last Fiscal Year. In addition, heads of committees of the Board of Directors are paid $250 per quarter as compensation for serving in such positions.

      Non-qualified stock options to purchase 10,000 shares of Common Stock were issued to each of the non-employee Directors (except Mr. Glaze) pursuant to the Director Option Plan in April 1995. See "Employee and Director Benefit Plans" below.



Executive Compensation

      The following table sets forth certain information regarding compensation paid by the Company in the Last Fiscal Year to Mr. Gamble, the Chief Executive
Officer of the Company, who was the only executive officer whose salary and bonus during the Last Fiscal Year exceeded $100,000:


                             Summary Compensation Table
                                                                                                    Long-Term
                                                            Annual Compensation                 Compensation Awards
                                                            -------------------            -----------------------------
                                                             Salary          Bonus
Name                                       Year               ($)             ($)          Securities Underlying Options
- --------------------------------      ---------------- -------------------------------------------------------------------
Michael I. Gamble                          1995               162,320             0                8,535
                                           1994               165,000             0                5,000
                                           1993               160,014         1,000                    0



      The following table sets forth certain information regarding stock options granted to Mr. Gamble in the Last Fiscal Year.



                                         Option Grants in Last Fiscal Year

                            Number of Securities      Percent of Total Options        Exercise
                             Underlying Options        Granted to Employees in         Price          Expiration
Name                             Granted(#)                  Fiscal Year               ($/Sh)            Date
- ---------------------------------------------------------------------------------- --------------- -----------------
Michael I. Gamble                 8,535(1)                      3.5%                  $0.9375           1/2005

- ---------------------------
(1) Incentive Stock Option granted under 1986 Stock Option Plan. The Option vests over a period of five years. The exercise price of the Option equaled the fair market value of the underlying securities as of the date of grant.



         The following table sets forth the value of all unexercised stock options held by Mr. Gamble on December 31, 1995. No options were exercised by Mr. Gamble during the Last Fiscal Year.


                                   Fiscal Year-End Option Values

                                       Number of Securities               Value of Unexercised
                                      Underlying Unexercised            In-the-Money Options at
                                  Options at Fiscal Year End (#)          Fiscal Year End ($)
Name                               (Exercisable/Un-exercisable)       (Exercisable/Unexercisable)
- ------------------------------- ----------------------------------- ---------------------------------
Michael I. Gamble                         123,707/9,828                        0/0(1)

- ---------------------------
(1) The weighted average exercise price of Mr. Gamble's exercisable and unexercisable options, granted under the 1986 Stock Option Plan, was $1.338 per share as of December 31, 1995; the over-the-counter bulletin board closing bid price as of December 31, 1995 of the Company's Common Stock was $.6875 per share. Consequently, Mr. Gamble's options are not in-the-money.


Employee and Director Benefit Plans

         The following is a brief summary of plans in effect during the last fiscal year under which officers, directors and employees of the Company receive benefits.

         1986 Stock Option Plan. The Company's 1986 Stock Option Plan (the "1986 Plan") was adopted by the Company's Board of Directors in March 1987 and approved by the Company's shareholders in October 1987. A total of 1,690,000 shares of Common Stock has been reserved for issuance under the Option Plan.

         The 1986 Plan is administered by the Board of Directors, which has the authority to select the employees and consultants of the Company (including officers and employee directors) who are to receive option grants and to determine whether each option granted is to be an incentive stock option satisfying the requirements of Section 422A of the Internal Revenue Code of 1986, as amended, or a nonstatutory stock option. The exercise price of each incentive stock option granted may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant and the exercise price of a nonstatutory option may not be less than 85% of the fair market value of the Company's Common Stock on the date of grant. No option may have a term in excess of ten years measured from the date of grant. The Board of Directors selects the optionees, the number of shares to be subject to each option and the vesting period of options granted under the 1986 Plan. In making such determination, the Board of Directors takes into account the duties and responsibilities of the employee or consultant, as the case may be, the value of the optionee's services, his or her present and potential contribution to the success of the Company and anticipated number of years of future service and other relevant factors.

         In the event that the Company's 1996 Stock Plan is approved by the Shareholder at the Annual Meeting, no further option grants will be made under the 1986 Plan. The 1986 Plan will expire by its terms in February, 1997. All shares available for future issuance under the Option Plan will be made available for issuance under the 1996 Stock Plan.

         1991 Director Stock Plan. The Company's 1991 Director Stock Plan (the "Stock Plan") was adopted in March 1991 and approved by the Company's shareholders in June 1991. The Company initially reserved 100,000 shares of Common Stock for issuance under the Stock Plan. The shareholders approved increases of 150,000 shares and 200,000 shares in the number of shares available for issuance under the Stock Plan in June 1993 and June 1995, respectively.
Under the Stock Plan, each director who is not an employee or full-time consultant of the Company (an "Outside Director") receives each quarter $3,125 in shares of Common Stock of the Company (based upon a price per share equal to the fair market value of the Common Stock on the last day of such quarter). The Company currently has seven Outside Directors.

      1992 Director Option Plan. For a description of the 1992 Director Option Plan, see "AMENDMENT TO THE 1991 DIRECTOR OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE -- Description of Plan, As Amended."



                                 PROPOSAL NO. 2

                         APPROVAL OF THE 1996 STOCK PLAN
             AND THE RESERVATION OF 1,500,000 SHARES OF COMMON STOCK
                             FOR ISSUANCE THEREUNDER

         The Board of Directors of the Company adopted the 1996 Stock Plan (the "1996 Plan") in April, 1996. In connection with such adoption, the Board terminated the 1986 Stock Option Plan (the "1986 Plan") as to future grants conditioned upon and effective immediately upon shareholder approval of the 1996 Plan at the Annual Meeting.

         The Board proposes to reserve 1,500,000 shares of Common Stock for issuance upon exercise of options granted under the 1996 Plan, in addition to the shares which remain available for issuance under to 1986 Plan. Effective on the approval of the 1996 Plan by the shareholders, the entire reserve of shares for grants of future options pursuant to the 1986 Plan will be canceled. The 1996 Plan was adopted by the Board due to the fact that the 1986 Plan will expire by its trms in February, 1997 and subsequent to such date, the Company will not be able to make additional grants under that plan, notwithstanding the availability of additional shares for issuance. As of the Record Date, 490,028 shares of Common Stock were available for future grants under the 1986 Plan, and options to acquire 1,199,972 shares were issued and outstanding under the 1986 Plan. Any reserved shares that are not issued as a result of the termination of existing options under the 1986 Plan before they are exercised will also be canceled and no longer available for grant. Such termination will not affect the shares subject to options currently outstanding under the 1986 Plan.

General

         The 1996 Plan provides for the grant to employees and consultants of the Company or any parent or subsidiary thereof of stock options ("Options"), which may be incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Code, or nonstatutory stock options ("Nonstatutory Options"), at the discretion of the Board of Directors of the Company.

         The 1996  Plan is not a  qualified  deferred  compensation  plan  under
Section 401(a) of the Code and is not subject to the provisions of ERISA.

Purposes

         The purposes of the 1996 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company, to promote the success of the Company's business, and to clearly align the interests of eligible employees and consultants directly with those of the shareholders.

Administration

         The 1996 Plan may be administered by the Board of Directors of the Company or by its Corporation Committee. Once appointed, committee members shall continue to serve until otherwise directed by the Board. The administration, interpretation, or application of the 1996 Plan by the Board of Directors or its committee shall be final, conclusive, and binding upon all participants. Members of the Board and the Compensation Committee will receive no additional compensation for their services in connection with the administration of the 1996 Plan.

Eligibility

         The 1996 Plan provides for the grant of Options to employees (including employees who are both officers and directors of the Company) and consultants of the Company or any parent or subsidiary of the Company whom the Board of Directors or the committees determine are eligible to be granted Options under the 1996 Plan ("Optionees"). Incentive Stock Options may only be granted to employees. The Board of Directors or the Compensation Committee will determine the number of shares to be subject to each Option. As of the Record Date, 27 employees (including officers and directors) were eligible to participate in the 1986 Plan and would have been eligible to participate in the 1996 Plan.

         In accordance with Section 162(m) of the Code, the 1996 Plan imposes a limitation on grants to any Optionee in any fiscal year so that the aggregate grants in any one year to any Optionee may not exceed 300,000 shares per fiscal year; provided, however, that new hires may receive additional Option grants for no more than 300,000 shares in the year they are hired. In addition, there is a limit of $100,000 on the aggregate fair market value of shares subject to all Incentive Stock Options which are exercisable for the first time in any calendar year by an employee.

Terms of Options

         Each Option granted pursuant to the 1996 Plan will be evidenced by a written stock option agreement between the Company and the Optionee and is subject to the following terms and conditions:

                  (a) Exercise of the Option. The Board of Directors or its Compensation Committee determine on the date of grant when Options may be exercisable under the 1996 Plan.

                  The form of Option agreement proposed for general use under the 1996 Plan provides that an Option will be exercisable during its term in accordance with the vesting schedule set out in the notice of grant and the applicable provisions of the Plan and the Option Agreement.

                  Payments for shares issued upon exercise of an Option may consist of cash, check, promissory note, an exchange of shares of the Company's Common Stock, any combination of such methods of payment, or such other consideration as determined by the Board of Directors or the Compensation Committee and as permitted under the California Corporations Code.

                  (b) Exercise Price. The exercise price of Options granted under the 1996 Plan is determined by the Board of Directors or the committees but may not be less than 100% of the fair market value of the Common Stock on the date the Option is granted.

                  (c) Termination of Employment. If the Optionee's employment with the Company is terminated for any reason (other than death, total and permanent disability, or in certain cases, retirement), a vested Option may be exercised within three months of the Optionee's termination (but in no event later than the date of expiration of the term of such Option) as to all or part of the shares as to which the Optionee was entitled to exercise at the date of such termination.

                  (d) Death or Disability. If an Optionee is unable to continue his or her employment with the Company as a result of death or disability, his or her Options may be exercised at any time within twelve months from the date of death or termination of employment due to disability (but in no event later than the date of expiration of the term of such Option) to the extent such Options would otherwise have been exercisable.

                  (e) Term and Termination of Options. Options granted under the 1996 Plan expire ten years from the date of grant, unless a shorter period is provided in the Option agreement. The current form of Option agreement provides for a ten-year term. No Option may be exercised by any person after the expiration of its term.

                  (f) Nontransferability of Options. An Option is not transferable by the Optionee, other than by will or the laws of descent and distribution. In the event of the Optionee's death, Options may be exercised by a person who acquires the right to exercise the Option by bequest or inheritance.

                  (g) Other Provisions. Option agreements may contain such other terms, provisions, and conditions not consistent with the 1996 Plan as may be determined by the Board of Directors or the Compensation Committee.

Adjustments Upon Changes in Capitalization; Merger or Sale of Assets

         In the event any change, such as a stock split or payment of a stock dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of additional consideration by the Company, an appropriate adjustment shall be made by the Board of Directors in the Option exercise price and in the number of shares to each Option.

         In the event of a proposed dissolution or liquidation of the Company, the Company is required to notify each Optionee as soon as practicable prior to the effective date of the proposed transaction. To the extent an Option has not been previously exercised, it will terminate immediately prior to the proposed liquidation or dissolution.

        In the event of a proposed sale of the assets of the Company or the merger of the Company with or into another corporation, all Options will be assumed or an equivalent option will be substituted by the successor corporation. If the successor corporation refuses to fully assume all Options, the Options will terminate. Options will be considered assumed if, following the merger or sale of assets, the option or right granted to the Optionee by the purchaser or acquiror confers the right to receive for each share of Common Stock subject to such Options the consideration received in the merger or sale of assets in exchange for outstanding shares of the Common Stock on the date of the transaction; provided, however, that if the consideration received in the merger or sale of assets was not solely Common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the Option to be solely Common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of the Company's Common Stock in the merger or sale of assets.

Amendment and Termination

         The Board may amend, suspend, or terminate the 1996 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 1996 Plan to the extent necessary to comply with Rule 16b-3, Section 422 of the Code, or any similar rule or statute. No such action by the Board or shareholders may alter or impair any option of stock purchase right previously granted under the 1996 Plan without the written consent of the optionee. Unless terminated earlier, the 1996 Plan shall terminate ten years from the date of its approval by the shareholders of the Company.

Tax Information

     Incentive Stock Options

         The Code provides to Optionees favorable federal income tax treatment of Options which qualify as Incentive Stock Options. Even if designated as Incentive Stock Options in the Option Agreement, any Options in excess of the $100,000 limit on exercisability in any calendar year will be deemed to be a Nonstatutory Options and treated as described under "Nonstatutory Options." If an Option granted under the 1996 Plan is treated as an Incentive Stock Option, the Optionee will recognize no income upon grant of the Option, and will recognize no income upon exercise of the Option unless the alternative minimum tax rules apply. The Company will not be allowed a deduction for federal tax purposes in connection with the exercise of an Incentive Stock Option.

         Upon the sale of the shares issued upon exercise of an Incentive Stock Option at least two years after the grant of the Option and one year after exercise of the Option (the "statutory holding periods"), any gain will be taxed to the Optionee as long-term capital gain. Under current law, the federal tax rate on net capital gain (net long-term capital gain minus net short-term capital loss) is capped at 28%. If the statutory holding periods are not satisfied (i.e., the Optionee makes a "disqualifying disposition"), the Optionee will recognize compensation income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the Option exercise, or (ii) the sale price of the stock, and the Company will be entitled to a deduction in the same amount. Any gain or loss recognized on a disqualifying disposition of the shares in excess of the amount treated as compensation income will be characterized as capital gain or loss.


         Different rules may apply if shares are purchased by an Optionee who is subject to Section 16(b) of the Exchange Act, and the Optionee subsequently disposes of such shares prior to the expiration of the statutory holding periods.

     Nonstatutory Options

         Nonstatutory Options granted under the 1996 Plan will not qualify for any special tax benefits to the Optionee.

        An Optionee will not recognize any taxable income at the time he or she is granted a Nonstatutory Option under the 1996 Plan. Upon exercise of the Option, the Optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. However, if shares subject to a repurchase option of the Company (i.e., invested shares) are purchased upon exercise of a Nonstatutory Option, no tax will be imposed at the time of exercise with respect to such invested shares (and the Optionee's long-term capital gain holding period will not begin at such time) unless the Optionee files an election with the Internal Revenue Service pursuant to Section 83(b) of the Code within 30 days after the date of exercise. In the absence of such election, the Optionee is taxed (and the long-term capital gain holding period begins) at the time at which the shares vest (i.e., the time at which the repurchase option lapses with respect to such shares), and the Optionee recognizes compensation income in the amount of the difference between the value of the shares at that time and the Option exercise price. If a Section 83(b) election is timely filed, the invested shares will be treated for federal income tax purposes as if they had been vested at the time of exercise. Taxation upon exercise of the option may also be deferred (unless a Section 83(b)) election is filed) in the case of an Optionee who is subject to Section 16(b) of the Exchange Act.

         The compensation income recognized by the Optionee who is also an employee will be treated as wages and will be subject to tax withholding by the Company out of the current compensation paid to the Optionee. If such current compensation is sufficient to pay the withholding tax, the Optionee will be required to make direct payment to the Company for the tax liability.

         Upon a resale of the shares issued upon exercise of a Nonstatutory Option, any difference between the sales price and the fair market value of the shares on the date of exercise of the Nonstatutory Option (or the fair market value of the shares on the date they become vested, if a Section 83(b) election has not been timely filed) will be treated as capital gain or loss. Under current law, the federal tax rate on net capital gain is capped at 28%. Capital losses are allowed in full against capital gains plus $3,000 of other income.

         The Company will be entitled to a corresponding tax deduction in the amount and at the time that the Optionee recognizes ordinary income with respect to shares acquired upon exercise of a Nonstatutory Option. During 1995, the Company received $25,162 as payment of the exercise price of exercised options.

     Alternative Minimum Tax

         The exercise of an Incentive Stock Option may subject to the alternative minimum tax ("AMT") under Section 55 of the Code. The AMT is calculated by applying a tax rate of 26% to alternative minimum taxable income ("AMTI") up to$175,000, and 28% to AMTI above $175,000. AMTI is equal to (i) taxable income adjusted for certain items (including the difference between the exercise price and the fair market value of shares underlying in Incentive Stock Option at exercise), plus (ii) items of tax preference, less (iii) an exclusion of $45,000 for joint returns and $33,750 for individual returns (including the difference between the exercise price and the fair market value of shares underlying an Incentive Stock Option at exercise). However, these exclusion amounts are reduced by an amount equal to 25% of the amount by which the taxpayers AMTI exceeds $150,000 and $112,500, respectively. Under certain circumstances, an optionee may affect the timing and measurement of AMTI by filing an election with the Internal revenue Service under Section 83(b) within 30 days after the date of exercise of an Incentive Stock Option.

Plan Participation

         The Company proposes to adopt the 1996 Plan in connection with the termination of the 1986 Stock Option Plan (the "1986 Plan"). If this proposal is adopted, there will be no future grants under the 1986 Plan. Grants under the 1996 Plan will be made at the discretion of the Board of Directors. Accordingly, future grants under the 1996 Plan are not yet determinable. The following table sets forth grants during the Last Fiscal Year under the 1986 Plan to (i) the Chief Executive Officer, (2) all current executive officers as a group, and (3) all employees, including all officers who are not executive officers, as a group:

                                                Dollar Value          Number
                   Name and Position          of Grant($)(1)        of Shares
- -------------------------------------------------------------------------------
Michael I. Gamble
  President and Chief Executive Officer.......       $8,002              8,535
All Executive officers, as a group............      $12,468             13,299
All Other employees, as a group...............     $217,600            202,474
- ----------------------------------
(1) Based on the difference between the weighted average exercise price of the option or options and the fair market value of the Company's Common Stock, as measured by the average of the bid and ask prices for the Common Stock in over-the-counter trading as of the end of December 31, 1995.

Vote Required and Board of Directors' Recommendation

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represent and voting at the Annual Meeting will be required to approve the 1996 Plan. In order to incentivize eligible employees, and align their interests directly with those of the shareholders, the Company's Board of Directors unanimously recommends that the shareholders vote FOR adoption of the 1996 Plan. Approval of the 1996 Plan will make effective the termination of the 1986 Plan.


                                 PROPOSAL NO. 3

                   AMENDMENT TO THE 1992 DIRECTOR OPTION PLAN
             TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE

         The Company's Director Option Plan was adopted in October 1992 by the Board of Directors, and approved by the shareholders in June, 1993. An aggregate of 230,000 shares of Common Stock was reserved for issuance under the 1992 Director Option Plan (the "Director Option Plan"). Under the 1992 Director Option Plan each Outside Director is automatically granted an option to purchase 10,000 shares each year on the third trading day following the public announcement of the Company's financial results for the preceding fiscal year. Only Outside Directors are eligible to participate in the Director Option Plan. The Company currently has seven Outside Directors. Each Outside Director was automatically granted an option for 10,000 shares in April, 1995 following the release of the Company's financial results for 1994.

         At the Annual Meeting, the shareholders are being requested to ratify and approve the Amendment to the Option Plan to increase the number of shares available for issuance under the Director Option Plan by 170,000 shares. This amendment to the Director Option Plan was approved by the Board of Directors in April, 1996. The Board believes the Option Plan is a valuable incentive for the continued service of its Outside Directors and recommends approval of the Amendment, which is necessary in light of the fact that only 40,000 shares remain available for issuance under the Option Plan.

         Options granted under the Director Option Plan are nonstatutory options, and do not qualify as "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

Description of the Plan, as Amended

Purpose

         The purposes of the Director Option Plan are to attract and retain the best available individuals for service as Outside Directors of the Company, to provide additional incentive to the Outside Directors and to encourage their continued service on the Board.

Administration

         The Director Option is designed to work automatically and to not require administration. However, to the extent administration is necessary, it will be provided by the Board.

Eligibility for and Exercisability of Options

         The Director Option Plan provides for the grant of nonstatutory stock options to Outside Directors of the Company. During the term of the Director Option Plan, each Outside Director is automatically granted an option to purchase 10,000 shares of the Company's Common Stock each year on the third trading day following the public announcement of the Company's results of operations for the preceding fiscal year. Options granted under the Director Option Plan are fully exercisable as of the date of grant. An option is exercised by giving notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price.

Terms of Options

         Options granted under the Director Option Plan have a term of ten years. Each option is evidenced by a written stock option agreement between the Company and the director to whom such option is granted.

         Rule 16b-3. Options granted to directors must comply with the applicable provisions of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule thereto and must contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Director Option Plan transactions.

         Consideration. The consideration to be paid for shares to be issued upon exercise of an option, including the method of payment, is determined by the Board and may consist entirely of (1) cash, (2) check, (3) promissory note,
(4) other shares of the Company's Common Stock which (i) in the case of shares acquired upon exercise of an option, have been owned by the optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is being exercised, (5) any combination of the foregoing methods of payment, or (6) such other consideration and method of payment for the issuance of shares as is permitted under applicable law.

         Exercise Price. The per share exercise for optioned stock shall be 100% of the fair market value per shares of Common Stock on the date of grant of the option. The fair market value of a share of Common Stock, as determined by the Board, is the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on any established stock exchange or a national market system. In the absence of an established market for the Common Stock, the fair market value thereof is determined in good faith by the Board of Directors.

         Termination of Status as a Director. Under the Director Option Plan, in the event an optionee ceases to serve as a director of the Company for any reason other than death or total and permanent disability, an option may thereafter be exercised for three years. If an optionee's service as a director of the Company is terminated as a result of the optionee's permanent and total disability, the option will be exercisable for three years following such termination. If an optionee's service as a director of the Company is terminated by reason of the optionee's death, the option will be exercisable by the optionee's estate or successor for three years following death. However, in no event may an option be exercised once its 10-year term has expired.

         Nontransferability of Options. Options granted pursuant to the Director Option Plan are nontransferable by the optionee, other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

Changes in Capitalization.

         In the event any change, such as a stock split or payment of a stock dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate proportionate adjustment will be made in the exercise price and in the number of shares subject to options outstanding under the Director Option Plan, as well as in the number of shares reserved for issuance under the Director Option Plan.

Change in Control Provisions.

         In the event of the proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately prior to the consummation of such action. At least thirty days prior to the consummation of such action, the Board will declare that all stock options will terminate as of such date and give each optionee the right to exercise its stock options as to all of the stock subject to the option. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the successor corporation must assume all outstanding options or substitute equivalent options therefor. However, if such successor corporation or a parent or subsidiary of such successor corporation does not assume or substitute an equivalent option, then the optionee will have the right to exercise its options as to all stock subject to such options for a period of fifteen days.

Amendment and Termination.

         The Board may at any time amend, alter, suspend or discontinue the Director Option Plan at any time, but such amendment, alteration, suspension or discontinuation may not adversely affect any stock option then outstanding under the Director Option Plan, without the consent of the holder of such option.

Federal Income Tax Consequences.

         The following is only a brief summary of the effect of federal income tax consequences of transactions under the Director Option Plan based on income tax and federal securities law in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive, and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

         Options granted under the Director Option Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise of the option, the optionee will generally recognize compensation income for federal tax purposes measured by the excess, if any, of the then fair market value of the shares over the price. Because the optionee is a director of the Company, the date of taxation (and the date of measurement of taxable ordinary income) may be deferred for up to six months from the date of grant unless the optionee files an election under Section 83(b) of the Code within 30 days of the date of exercise. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as compensation income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

         The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.

Vote Required and Recommendation of Board of Directors

         Affirmative votes constituting a majority of the Votes Cast will be required to ratify and approve the proposed Amendment to the Director Option Plan. Management and the Board recommend voting "FOR" ratification and approval of the Amendment to the Director Option Plan.


                                 PROPOSAL NO. 4

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has nominated Grant Thornton LLP to audit the financial statements of the Company for the fiscal year ending December 31, 1996. Such nomination is being presented to the shareholders for ratification at the Annual Meeting. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required to ratify the Board's selection. If the shareholders reject the nomination, the Board of Directors will reconsider its selection.

       On January 19, 1996, the Company dismissed the accounting firm of Ernst & Young LLP, which had previously been engaged as the Company's independent accountant to audit the Company's financial statements. Ernst & Young's reports on the Company's financial condition for the fiscal years ended December 31, 1993 and December 31, 1994, did not contain any adverse opinion or disclaimer of opinion, and such reports were not otherwise modified or qualified as to uncertainty, audit scope, or accounting principles, except that Ernst & Young's report on the Company's financial condition for the fiscal year ended December 31, 1994, contained an explanatory paragraph with respect to the Company's ability to continue as a going-concern. Furthermore, to the knowledge of current management, during the last two fiscal years and any interim period, the Company had no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its report(s). The decision to dismiss Ernst & Young was approved by the Company's Board of Directors. On January 19, 1996, the Company retained the accounting firm of Grant Thornton LLP as its principal accountant to audit the Company's financial statements in the future.

         A representative or representatives of Grant Thornton LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

Vote Required and Recommendation of the Board of Directors

         Ratification of the selection of Grant Thornton LLP as the Company's independent auditors requires a majority of the votes cast at the Annual Meeting. The Board of Directors recommends that shareholders vote "FOR" ratification of the selection of Grant Thornton LLP as the Company's independent auditors.


                              CERTAIN TRANSACTIONS


Common Stock Offering

         Between August 1995 and March 1996, the Company sold an aggregate of 5,418,373 units (the "Units") consisting of shares of its Common Stock and warrants to purchase Common Stock (the "Warrants") in a private offering (the "Common Offering") to certain investors. Each Unit consisted of one share of Common Stock and a Warrant to purchase one half of one share of Common Stock.
Units were sold at a per-Unit price of $1.10 (the "Unit Price"), before deducting placement agent fees and commissions of $.0825 per unit. Gross proceeds from the Common Offering totaled $5,960,209.20.

        The Warrants are  exercisable  for a period of 10 years  commencing  in
August,   1995  (the  "Original  Issuance  Date"),   subject  to  the  following
restrictions: (i) in the event that, within three years of the Original Issuance Date, the Company issues

Common Stock or securities convertible into Common Stock at a price below the Unit Price, 50% of the total number of Warrants held by each warrantholder will become exercisable at a per-share price equal to the price offered in such subsequent financing, and (ii) 50% of the total number of Warrants held by each warrantholder will become exercisable at a per-share price equal to the Unit Price if, within two years of the Original Issuance Date, the Company's Common Stock is not quoted on the National Market or the Small-Cap Market of the Nasdaq Stock Marker.

         The Company agreed to grant to holders of Common Stock purchased in the Common Offering certain registration rights with respect to such stock. In particular, the Company agreed to exert its best efforts to file a registration statement pursuant to the Securities Act of 1933, as amended, registering all shares of Common Stock sold in the Common Offering no later than 90 days after the completion of the Common Offering.

         The Company has further agreed that, for three years from the Original Issuance Date, it will not grant any stock options under existing or future stock option plans at an exercise price less than 110% of the Unit Price.


         Among the persons purchasing Units in the Common Offering were the following persons who are executive officers, nominees for director, holders of 5% or more of the outstanding shares of a class of the Company's capital stock or members of the immediate family of the foregoing:



                   Name                                No. of Units              Aggregate Purchase Price ($)
- -------------------------------------------- ---------------------------------------------------------------------
Entities Affiliated with the Travelers
Group, Inc.                                              2,734,772                    $ 3,008,249.20
David J. Holmgren                                          400,000                        440,000.00
Gene J. Kennedy                                             20,000                         22,000.00
Michael I. & Charlotte A. Gamble                            10,000                         11,000.00
Gordon H. Smith                                             10,000                         11,000.00


Series B Preferred Stock Offering

         Between January and May, 1995, the Company sold an aggregate of 1,153 shares of its newly designated Series B Preferred Stock (the "Series B Preferred") at a per share price of $1,000 (the "Series B Price"). The shares of Series B Preferred were sold in a private placement to certain investors (the "Series B Offering").

         All holders of the Series B Preferred are entitled to receive cumulative dividends at the rate of 10% of the Series B Price, payable on a calendar quarterly basis, after any dividend payments required to be made to the Series A Preferred Stock, and in preference to any dividends on the Common Stock.

         Each share of Series B Preferred is convertible, at the option of the holder, at any time after the date of issuance, into 1,280 shares of Common Stock. Each share of the Series B Preferred will be automatically converted into Common Stock if at any time the holders of at least sixty-seven percent (67%) of the outstanding Series B Preferred approve the conversion.

         The Series B Preferred will be subject to redemption at the option of the Company at any time commencing in January 13, 1997. In the event that the Company redeems the Series B Preferred in or after January, 1997, but not after January, 2000, the redemption price will be equal to 106% of the Series B Price, plus accumulated but unpaid dividends to the date of redemption; thereafter, the redemption price will equal the Series B Price plus accumulated but unpaid dividends to the date of redemption.

         The Company is precluded, without first obtaining the approval of a majority of the outstanding shares of the Series B Preferred, voting as a separate class, from (1) engaging in any merger, consolidation, sale of substantially all of its assets, or other reorganization in which the holders of Series B Preferred would not receive their full liquidation preference; (2) declaring any dividends on the Common Stock (except dividends payable solely in Common Stock) while any Series B Preferred is outstanding; (3) authorizing or issuing shares of any class or series having rights, preferences, or privileges senior to the Series

B Preferred with respect to dividends, liquidation, or redemption, or issuing any convertible debt instruments or debt instruments together with warrants which if converted or exercised would have a preference or priority as to dividends, liquidation, or redemption senior to the Series B Preferred; (4)
amending or repealing any provision of, or adding any provision to, the Company's articles of incorporation or by-laws if such action would alter or change the preferences, rights, privileges, or powers of, or the restrictions provided for the benefit of, the Series B Preferred materially and adversely; or
(5) reclassifying any shares of Common Stock or any other shares of capital stock into shares having any preference or priority as to dividends, liquidation preference, or redemption rights superior to any such preference or priority of the Series B Preferred.

         In the event of any liquidation or winding up of the Company, the holders of the Series B Preferred are entitled to receive, in preference to the holders of Common Stock but subject to the rights of the Series A Preferred Stock on liquidation, an amount equal to the Series B Price plus accumulated but unpaid dividends.

         Among the persons purchasing shares of Series B Preferred in the Series B Offering were the following persons who are executive officers, nominees for director, holders of 5% or more of the outstanding shares of a class of the Company's capital stock or members of the immediate family of the foregoing:



      Name               No. of Shares              Aggregate Purchase Price ($)
- ---------------------- ---------------------------------------------------------
David J. Holmgren           308                           $ 308,000
John C. Cahill              185(1)                          185,000
Gene J. Kennedy              60                              60,000
Edward J. Lamb               10                              10,000
- ------------------------------
(1) Does not include 5,000 shares transferred to each of Ann Catherine Cahill and Mary Elizabeth Cahill, Mr. Cahill's daughters.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares they represent as the Company may recommend.

         It is important that your stock be represented at the Annual Meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              Michael I. Gamble
                              President and Chief Executive Officer

April 30, 1996

                                                                      APPENDIX A

PROXY

                               POWER SPECTRA, INC.
                  Proxy for 1996 Annual Meeting of Shareholders
                                  June 7, 1996

           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of Power Spectra, Inc. (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for the 1996 Annual Meeting of Shareholders of the Company to be held on Friday, June 7, 1996 at 10:00 a.m., local time, at the Sunnyvale Hilton, 1250 Lakeside Drive, Sunnyvale, California, and hereby revokes all previous proxies and appoints Michael I. Gamble and Gordon H. Smith, or either of them, with full power of substitution, Proxies and Attorneys-in-Fact, on behalf and in the name of the undersigned, to vote and otherwise represent all of the shares registered in the name of the undersigned at said Annual Meeting, or any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the matters and in the manner specified on the reverse side.

1.       Election of Directors:

         |_|     FOR all the nominees listed below (except as indicated).

         |_|     WITHHOLD authority to vote for all nominees listed below.

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

DRURY J. GALLAGHER, MICHAEL I. GAMBLE, JAMES A. GLAZE, GENE J. KENNEDY, JOHN HEWITT, JR., JOHN W. PAULY, GORDON H. SMITH, RICHARD A. WILLIAMS

2. Proposal to approve the Company's 1996 Stock Plan and the reservation of 1,500,000 shares of the Company's Common Stock for issuance thereunder.

                         FOR      AGAINST     ABSTAIN
                         |_|        |_|         |_|

3. Proposal to approve an increase in the number of shares of Common Stock issuable under the Company's 1992 Director Option Plan by 170,000 shares.

                         FOR      AGAINST     ABSTAIN
                         |_|        |_|         |_|

4. Proposal to ratify the appointment of Grant Thornton LLP as the independent auditors of the Company for the fiscal year ending December 31, 1996.

                         FOR      AGAINST     ABSTAIN
                         |_|        |_|         |_|

                                    (Continued and to be signed on reverse side)

In their discretion, the Proxies are entitled to vote upon such other matters as may properly come before the Annual Meeting or any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND PROPOSALS, AND FOR SUCH OTHER
MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

I plan to attend
the meeting.      |_|

                                      Dated_____________________________, 1996

                                      Signature:

                                      -----------------------------------

                                      Signature:

                                      -----------------------------------

                                      -----------------------------------


(This proxy should be marked, dated and signed by each shareholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)


   TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND
                                 DATE THIS PROXY
                     AND RETURN IT AS PROMPTLY AS POSSIBLE.